UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21765

Macquarie Global Infrastructure Total Return Fund Inc.

(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY 10019

(Address of principal executive offices) (Zip code)

JoEllen L. Legg, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: December 1, 2012 - November 30, 2013

Item 1.   Reports to Stockholders.

CAUTION REGARDING FORWARD-LOOKING

STATEMENTS AND PAST PERFORMANCE

This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Macquarie Capital Investment Management LLC (“MCIM” or “Manager”) and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical facts. For example, forward-looking statements may include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Past performance is not a reliable indication of future performance. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward looking statements, which reflect the judgment of MCIM and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Capitalized terms, used but not defined herein, have the meaning assigned to them in the Fund’s Prospectus.

Investments in the Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or “Fund”) are not deposits with or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (“MBL”) nor any Macquarie Group company and are subject to investment risk, including possible delays in repayment and loss of income and principal invested. Neither MBL nor any other member company of the Macquarie Group guarantees the performance of the Fund or the repayment of capital from the Fund or any particular rate of return.

1

Stockholder Letter

NOVEMBER 30, 2013 (unaudited)

Introduction

We are pleased to present this annual report to the shareholders of Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or “Fund”) for the twelve months ended November 30, 2013 (“period”). The Fund commenced operations and began trading on the New York Stock Exchange on August 26, 2005.

Performance & Portfolio Review

Global equities have posted four consecutive quarters of positive returns in the twelve-month period covered by this report.

In the first half of the period, the developed equity markets were supported by a decent fourth quarter earnings season and commitment from policymakers in the major economies to rekindle growth in the global economy, thereby supporting the fundamental recovery in investor risk appetite. The U.S. Federal Reserve remained supportive of the economy and investment markets, with quantitative easing (QE) of $85 billion a month. Similarly, in the UK and Japan the respective central banks signaled their commitment to policies aimed at meaningfully reflating economic activity. The Bank of Japan’s announcement of a 2% inflation target and an open-ended QE program was a clear shift to a more aggressive reflationary path. This policy change led to very strong gains in Japanese asset markets in the first half of the year.

Concerns about the Fed’s proposed QE tapering strategy dominated the latter part of the period and caused some volatility in equity markets. Markets were surprised in mid-September by the Fed’s decision to postpone the commencement of tapering. While the decision provided a fillip to global equity and bond markets, it also provided respite for some emerging economies that had been subject to large capital outflows and sharply depreciating currencies since late July. Not surprisingly, global investor risk appetite rose and this was reflected in the renewed support for high-yielding currencies such as the Australian Dollar.

Speculation about when the Fed would start to taper QE continued to preoccupy investors as the period drew to a close. Comments by Fed Chair-elect, Janet Yellen, and other voting members of the Fed Open Market Committee added to uncertainty about timing.

For the Twelve-Month Period Ended November 30, 2013(1)	Total Returns (%)(2)
Macquarie Global Infrastructure
Total Return Fund – NAV	24.25
Macquarie Global Infrastructure
Total Return Fund – Market Price	23.84
S&P Global Infrastructure Index
(Net Total Return)(3)	14.98
Macquarie Global Infrastructure
Index(4) (“MGII”)	13.25
MSCI World Index
(Net Total Return)(5)	26.38

2

There were a number of factors driving the Fund’s total return during the period:

•	The strong performance of energy pipeline stocks, particularly in the US and Canada;
•	The good performance of the transportation sectors including Toll Roads, Airports, Seaports and Rail; and
•	The strength of the US Dollar against the Australian Dollar and the Canadian Dollar had a negative effect as the Fund is not hedged for these currencies.

Let’s look at these reasons in further detail.

Pipelines

The Pipelines sector was the largest contributor to the Fund’s total return, led in the U.S. by several Master Limited Partnerships. The strong performance was driven by a number of expansion projects as well as positive earnings reports.

Magellan Midstream Partners was up strongly after announcing a distribution increase and incremental organic growth projects in the first half of the period. The stock continued to advance in the second half of the period, buoyed by capital projects in response to shipper demand, announcing a proposed refined products pipeline in Texas as well as the expansion of an existing crude oil pipeline. Enterprise Products Partners and El Paso Pipeline Partners both performed well, with earnings benefitting from recently completed expansion projects going into service.

Energy Transfer Equity was very strong, driven by the approval of its LNG export facility by the Department of Energy. Williams Co. announced an attractive expansion project connecting the Marcellus and Utica shale plays in the Northeast U.S. with export markets on the Gulf Coast, while Enagas benefitted from the fall in Spanish bond yields, a decrease in concerns about regulatory risks and the market’s growing comfort with southern European exposure.

The sector fell temporarily in mid-period as the rise in U.S. and Canadian bond yields led some yield-focused investors to rotate out of the sector. Our visits to a large number of companies in the U.S. and Canada mid-period confirmed our investment thesis for the North American energy sector and confirmed our belief that the Fund’s infrastructure stock holdings are very well positioned. We believe the developments in this sector are “game changing” in nature

Unless otherwise indicated, all references to currency are to USD.

(1)	Calculated on a total return basis, adjusting for distributions and assuming dividend reinvestment.

(2)	Source: ALPS Fund Services Inc., Bloomberg L.P.

(3)	The S&P Global Infrastructure Index (Net Total Return) consists of approximately 75 infrastructure/utilities stocks and is selected by Standard & Poor’s Financial Services LLC.

(4)	The Macquarie Global Infrastructure Index consists of approximately 250 infrastructure/utilities stocks in the FTSE Global All-Cap Index.

(5)

The MSCI World Index is a stock market index of approximately 1600 ‘world’ stocks maintained by MSCI Inc. The index includes a collection of stocks of all the developed markets in the world, as defined by MSCI.

3

Stockholder Letter

NOVEMBER 30, 2013 (unaudited)

and will require significant investment in energy infrastructure over many years, thereby providing very attractive organic growth opportunities for incumbent infrastructure owners.

Toll Roads

The Toll Roads sector performed strongly, led by one of the Fund’s largest holdings, Transurban in Australia. Earlier in the period, it announced a new project which will see it have a 50% stake in a road that would connect a major freeway to the north of Sydney with its existing road network. Later in the period, it reported in line with expectations and confirmed dividend guidance. We continue to believe Transurban’s road portfolio has attractive “option value,” which sees it well-positioned to be involved in accretive expansion opportunities that are in the interests of its shareholders.

Abertis Infraestructuras benefited from a further reduction in Spanish bond yields. It also reported half year results in line with expectations and continued to successfully execute on its planned divestment of its airports business. The stock rallied further after increasing its holding in Brazilian toll road company Arteris and delivering detailed guidance around its cost efficiencies program. Atlantia reversed its weakness from the first half of the period to post good performance on continued improvement in traffic trends over the summer months on its main Italian motorways. Both stocks benefitted from the market’s growing comfort with southern European exposure.

Promotora y Operadora de Infraestructura, one of the main concession holders and operators of infrastructure projects in Mexico, performed strongly, benefitting from a new project and the Mexican government’s announcement of an infrastructure plan which seeks public and private investment of at least US $313 billion on infrastructure over the next five years.

Vinci in France traded higher after closing on the acquisition of the Portuguese airport authority, ANA. It also announced its decision to sell an equity stake in its parking unit at the end of the period which is seen as a solid strategic move by investors.

Airports

The Airports sector performed strongly. European stocks Aeroports de Paris (ADP), Fraport and Zurich Airport all benefitted from a range of factors, including a progressive recovery in passenger volumes and improved sentiment in European equity markets. In addition, ADP was boosted by the sale of a 10% equity stake by the French government to Vinci and Crédit Agricole Assurances. The two firms paid almost a 10% premium over the June average trading price.

4

Seaports

The Seaports sector performed well. In Australia, Asciano performed well as its results boosted the market’s confidence in management’s ability to deliver on its plans. It reversed some of its recent gains after announcing weaker volume data towards the end of the period.

Chinese stocks China Merchants, Cosco Pacific, and Dalian Port benefitted from improving market sentiment for a moderate acceleration in container throughput volumes, driven by a recovery in international trade volumes. China Merchants was further buoyed by the approval of a free trade zone for Shanghai, which is expected to boost trade.

In Germany, Hamburger Hafen und Logistik was up but the stock continued to trade with the uncertainty about the approval timeline for the dredging of the River Elbe which would enable large ships access to the port. By contrast, Hutchison Port in Singapore and Vopak in the Netherlands were lower as earnings were below expectations.

Rail

The Rail sector performed strongly, led by Groupe Eurotunnel, which was up strongly following solid operating results and confirmation from both the UK and France transport authorities that they would reject the European Commission’s proposal to reduce the tunnel’s access charges. The stock also benefitted from planned development of future destinations including Amsterdam and Frankfort. West Japan Railway was boosted by the positive market sentiment after the Bank of Japan commenced QE early in the period. It was boosted further after Tokyo was awarded the 2020 Olympic Games.

The US Dollar

As the Fund was not hedged for currency, outside of the impact of its Euro borrowing, the strength of the US Dollar detracted slightly from the Fund’s return during the period. The US Dollar appreciated by 14% and 7% against the Australian dollar and the Canadian dollar, respectively. Investments in these two currencies comprised around 14% of the Fund at period end. Much, but not all, of the negative contribution was off-set as the U.S dollar depreciated 4% and 2% against the Euro and the British pound respectively.6 Investments in these two currencies comprised around 32% of the Fund at period end.

Leverage

Leverage made a positive contribution to the Fund’s return this period.

As of November 30, 2013, the Fund had US Dollar 95 million and EUR 20 million in leverage outstanding. The Fund’s leverage was 28.2% of its Total Assets, which is within the limit outlined in the Fund’s Prospectus. To avoid magnifying the US Dollar

(6)	Source: Bloomberg L.P.

5

Stockholder Letter

NOVEMBER 30, 2013 (unaudited)

exposure due to leverage, the Fund also borrows in Euro to partially match the currency exposure of the investments with the currency of the borrowings.

In determining the leverage level appropriate for the Fund, we balance the cost of leverage against the longer term potential for enhanced yield and capital returns.

Performance Relative to reference benchmarks

The Fund, which is not managed against any benchmark, strongly outperformed two reference benchmarks, the S&P Global Infrastructure Index (Net Total Return) and the Macquarie Global Infrastructure Index (“MGII”) and underperformed the MSCI World Index (Net Total Return). The main contributors to the Fund’s outperformance were the benefit of leverage and stock selection across the portfolio.

Fund Diversification by Country & Sector

At the end of the period, the Fund held positions in 51 global infrastructure stocks representing 16 countries and 12 infrastructure sectors.

The table below shows the top ten holdings in the Fund as of November 30, 2013.

Rank	Stock	Country	Infrastructure Sector(7)	%(8)
1	Enbridge Inc	Canada	Pipelines	4.7
2	Transurban	Australia	Toll Roads	4.6
3	National Grid	United Kingdom	Electricity Transmission	4.1
4	Groupe Eurotunnel	France	Rail/Other Transportation	4.0
5	Transcanada	Canada	Pipelines	3.9
6	Southern Co	United States	Electric Utility	3.9
7	GDF Suez	France	Electric Utility	3.3
8	China Merchants	China	Seaports	3.2
9	Sempra Energy	United States	Electricity and Gas Distribution	2.9
10	Atlantia	Italy	Toll Roads	2.9

6

The tables below show the structure of the portfolio by country and sector.

Country	% of Fund on November 30, 2012(8)	% Point Change over Period	% of Fund on November 30, 2013(8)
United States	31.5	1.2	32.7
France	8.5	4.7	13.2
United Kingdom	9.7	(0.9)	8.8
Canada	5.6	3.1	8.7
China	7.2	0.4	7.6
Australia	12.2	(6.6)	5.6
Brazil	3.5	(0.5)	3.0
Germany	4.4	(1.5)	2.9
Italy	2.5	0.4	2.9
Japan	3.9	(1.3)	2.6
Switzerland	1.7	0.8	2.5
Spain	5.4	(3.1)	2.3
Singapore	–	1.9	1.9
Netherlands	–	1.5	1.5
Mexico	1.0	(1.0)	–
Luxembourg	–	0.6	0.6
India	–	0.4	0.4
Other Net Assets	2.9	(0.1)	2.8

Infrastructure Sector(7)	% of Fund on November 30, 2012(8)	% Point Change over Period	% of Fund on November 30, 2013(8)
Pipelines	20.6	(1.2)	19.4
Electric Utility	13.1	3.6	16.7
Seaports	8.9	3.5	12.4
Toll Roads	16.6	(5.3)	11.3
Electricity And Gas Distribution	6.0	1.6	7.6
Electricity Transmission	7.5	(0.2)	7.3
Communications	2.9	3.8	6.7
Airports	9.3	(4.1)	5.2
Rail/Other Transportation	1.4	3.7	5.1
Water	6.7	(4.2)	2.5
Social Infrastructure	1.5	0.5	2.0
Diversified	2.6	(1.6)	1.0
Other Net Assets	2.9	(0.1)	2.8

(7)	Industry segments are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or segment classification.
(8)	Based on Total Assets as defined in the Prospectus.

7

Stockholder Letter

NOVEMBER 30, 2013 (unaudited)

Distributions

The Fund maintained the quarterly distribution at $0.32 per share in December 2012, March 2013, June 2013 and September 2013. Altogether, the Fund paid $1.28 per share during this period.

A portion of the distributions may be treated as paid from sources other than net income, including, but not limited to, short-term capital gain, long-term capital gain and return of capital. The final determination of the source of all distributions in 2013, including the percentage of qualified dividend income, will be made by the Fund after December 31, 2013.

Outlook

While financial markets are concerned about the precise timing of the Fed’s tapering of its bond buying program, there is little doubt that the major central banks are set to enter 2014 with highly accommodative monetary policy. Indeed, in the Eurozone and Japan it is likely that additional policy stimulus could be triggered by the Fed’s move to taper its QE program.

As global capital movements in mid-2013 clearly highlighted, a major focus for policymakers will be to ensure that monetary policy adjustments are made in a well-communicated and potentially coordinated manner. This approach should assist in reducing the risk of negative spill-over effects on other economies.

We remain very cautious with respect to the Electric Utility sector, where the fundamentals are unfavourable. A number of the utilities in Europe remain under pressure from weak fundamentals, notwithstanding the recent bounce in their stock prices. We retain a positive view on the Pipeline sector, given the attractive, low risk, organic growth opportunities (such as pipeline build-out, storage facilities and Liquefied Natural Gas export terminals) arising from the generational change underway in the North American energy mix from non-conventional sources of oil and gas.

At the end of the period, our concerns over the regulatory outlook for the UK water sector were crystallised. First, the UK government wrote to the water companies, asking them to forfeit their allowed price increases for next year. Second, both Pennon and United Utilities have “voluntarily” given up their regulated and approved price rises for 2014. We continue to monitor the situation and have held no exposure to the UK water companies since exiting mid- period into the temporary strength of the ultimately failed takeover offer for Severn Trent.

We continue to identify what we believe are attractive listed infrastructure opportunities and are looking for opportunities to selectively increase our holding or introduce to the portfolio stocks that we believe are oversold.

8

Conclusion

The Fund’s investment strategy is to invest in the listed securities of companies globally that own and/ or operate infrastructure assets that we believe provide essential services, have strong strategic positions, and are well positioned to generate sustainable and growing cash flow streams for shareholders from their infrastructure assets.

We believe that MGU provides investors with an attractive vehicle to access the broad global universe of listed infrastructure securities. We continue to appreciate your investment in the Fund.

For any questions or comments you may have, please call us at 1-800-910-1434 or visit us online at www.macquarie.com/mgu.

Yours sincerely,

Brad Frishberg

Chief Executive Officer

Co-Portfolio Manager

Jonathon Ong

Co-Portfolio Manager

9

Schedule of Investments

NOVEMBER 30, 2013

(Expressed in U.S. Dollars)

Description	Shares	Value $

COMMON STOCKS - 127.55%
Australia - 7.73%
Asciano, Ltd.(1)	796,789	$4,184,847
Transurban Group(1)	3,116,134	19,883,578
		24,068,425

Brazil - 4.22%
EDP Energias do Brasil SA(1)	1,191,800	6,147,273
LLX Logistica SA - Ordinary Shares(1)(2)	8,087,595	3,464,751
Transmissora Alianca	383,700	3,530,845
		13,142,869

Canada - 12.07%
Enbridge, Inc.(1)	498,096	20,490,119
TransCanada Corp.(1)	387,903	17,103,436
		37,593,555

China - 10.61%
Beijing Enterprises Holdings, Ltd.(1)	483,000	4,323,764
China Merchants Holdings International Co., Ltd.	3,698,000	13,737,725
COSCO Pacific, Ltd.	3,011,433	4,505,953
Dalian Port (PDA) Co., Ltd.	15,138,000	3,749,084
ENN Energy Holdings, Ltd.	656,000	4,620,106
Power Assets Holdings, Ltd.	258,000	2,096,601
		33,033,233

France - 18.40%
Aeroports de Paris(1)	72,015	7,926,210
Eutelsat Communications SA	371,685	10,939,339
GDF Suez	622,506	14,438,918
Groupe Eurotunnel SA	1,760,809	17,303,273
Vinci SA	103,979	6,686,423
		57,294,163

Germany - 4.07%
Fraport AG Frankfurt Airport Services Worldwide	48,048	3,537,300
Hamburger Hafen und Logistik AG	358,241	9,144,166
		12,681,466

India - 0.61%
Power Grid Corp. of India, Ltd.	1,252,677	1,906,378

Italy - 4.06%
Atlantia SpA(1)	565,969	12,635,365

See Notes to Financial Statements.

10

Description	Shares	Value $

Japan - 3.60%
Tokyo Gas Co., Ltd.(1)	1,280,473	$6,374,554
West Japan Railway Co.(1)	110,236	4,820,707
		11,195,261

Luxembourg - 0.88%
Intelsat SA(2)	126,194	2,729,576

Netherlands - 2.13%
Koninklijke Vopak NV	110,784	6,631,776

Singapore - 2.64%
Hutchison Port Holdings Trust	12,105,000	8,231,400

Spain - 3.16%
Abertis Infraestructuras SA(1)	462,738	9,840,272

Switzerland - 3.52%
Flughafen Zuerich AG(1)	19,163	10,972,636

United Kingdom - 12.19%
Centrica Plc(1)	1,692,668	9,370,012
National Grid Plc(1)	1,403,973	17,804,380
SSE Plc(1)	497,335	10,799,070
		37,973,462

United States - 37.66%
American Electric Power Co., Inc.	138,900	6,536,634
American Tower Corp.	55,500	4,316,235
American Water Works Co., Inc.(1)	253,300	10,727,255
CMS Energy Corp.	80,000	2,123,200
Corrections Corp. of America(1)	254,957	8,502,816
Crown Castle International Corp.(1)(2)	148,890	11,052,105
Duke Energy Corp.(1)	58,800	4,113,648
ITC Holdings Corp.(1)	94,720	8,570,265
Kinder Morgan, Inc.	181,800	6,461,172
PG&E Corp.(1)	230,600	9,309,322
Sempra Energy	144,200	12,753,048
Southern Co.(1)	419,000	17,023,970
Spectra Energy Corp.(1)	229,300	7,693,015
The Williams Cos., Inc.(1)	230,000	8,100,600
		117,283,285

Total Common Stocks		397,213,122
(Cost $404,828,501)

See Notes to Financial Statements.

11

Schedule of Investments

NOVEMBER 30, 2013

(Expressed in U.S. Dollars)

Description	Shares	Value $

MASTER LIMITED PARTNERSHIPS - 7.81%
United States - 7.81%
Buckeye Partners LP	66,400	$4,521,176
El Paso Pipeline Partners LP(1)	54,036	2,246,817
Energy Transfer Equity LP(1)	64,020	4,786,775
Enterprise Products Partners LP(1)	96,178	6,056,329
Magellan Midstream Partners LP(1)	108,134	6,719,447
		24,330,544

Total Master Limited Partnerships		24,330,544
(Cost $17,020,797)

Total Investments - 135.36%		421,543,666
(Cost $421,849,298)

Other Assets in Excess of Liabilities - 3.87%		12,045,515

Leverage Facility - (39.23)%(3)		(122,176,128)

Total Net Assets - 100.00%		$311,413,053

(1)

All or a portion of the security is available to serve as collateral on the outstanding leverage. The aggregate market value of the collateralized securities totals $269,267,876 as of November 30, 2013.

(2)	Non-Income Producing Security.

(3)	Leverage facility expressed as a percentage of net assets. However, leverage limitations are calculated based on Total Assets as defined in the Fund’s Prospectus. (Note 6)

Common Abbreviations:

AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Co.	Company.
Corp.	Corporation.
Inc.	Incorporated.
LP	Limited Partnership.
Ltd.	Limited.
NV	Naamloze Vennootchap is the Dutch term for a public limited liability corporation.
Plc	Public Limited Company.
SA	Generally designates corporations in various countries, mostly those employing the civil law.
SpA	Societeta’ Per Azioni is an Italian shared company.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

NOVEMBER 30, 2013

(Expressed in U.S. Dollars)

ASSETS:
Investments, at value (Cost $421,849,298)	$421,543,666
Cash	14,399,583
Dividends receivable	757,596
Tax reclaim receivable	669,532
Securities lending interest receivable	134,401
Receivable for investment securities sold	4,039,859
Other assets	60,994
Total Assets	441,605,631

LIABILITIES:
Payable for investment securities purchased	6,553,236
Loans payable, at value (Cost $121,507,755) (Note 6)	122,176,128
Accrued investment advisory expense	1,044,530
Accrued legal expense	102,804
Accrued directors expense	52,964
Accrued administration expense	32,877
Accrued interest on loans payable	12,718
Other payables and accrued expenses	217,321
Total Liabilities	130,192,578
Net Assets	$311,413,053

COMPOSITION OF NET ASSETS:
Paid-in capital	$318,479,776
Accumulated net investment income	6,910,438
Accumulated net realized loss on investments and foreign currency	(13,025,183)
Net unrealized depreciation on investments and foreign currency translation	(951,978)
Net Assets	$311,413,053

Shares of common stock outstanding at $0.001 par value,
100,000,000 shares authorized	12,468,293
Net Asset Value Per Share	$24.98

See Notes to Financial Statements.

13

Statement of Operations

FOR THE YEAR ENDED NOVEMBER 30, 2013

(Expressed in U.S. Dollars)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax $1,506,659)	$19,673,188
Securities lending income	303,187
Interest	21
Total Investment Income	19,976,396

EXPENSES:
Investment advisory	4,110,200
Interest on loan	1,151,153
Administration	400,000
Legal	224,767
Printing	191,772
Directors	175,618
Audit & tax services	193,570
Insurance	91,808
Custody	91,237
Transfer agent	26,471
Miscellaneous	124,087
Total expenses before reimbursement	6,780,683
Less reimbursement from Adviser (Note 5)	(356,130)
Net Expenses	6,424,553
Net Investment Income	13,551,843

Net realized gain/loss on:
Investment securities	35,769,467
Foreign currency transactions	(427,740)
Net change in unrealized appreciation/depreciation on:
Investment securities	13,928,214
Translation of assets and liabilities denominated in foreign currencies	(1,146,671)
Net Realized and Unrealized Gain on Investments	48,123,270

Net Increase in Net Assets From Operations	$61,675,113

See Notes to Financial Statements.

14

Statements of Changes in Net Assets

FOR THE YEARS ENDED NOVEMBER 30

(Expressed in U.S. Dollars)

	2013	2012
FROM OPERATIONS:
Net investment income	$13,551,843	$14,687,552
Net realized gain/loss on:
Investment securities	35,769,467	21,847,809
Foreign currency transactions	(427,740)	(627,483)
Net change in unrealized appreciation/depreciation on investments and foreign currency translation	12,781,543	16,414,163
Net Increase in Net Assets From Operations	61,675,113	52,322,041

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(16,846,050)	(16,624,391)
Total Distributions	(16,846,050)	(16,624,391)

CAPITAL SHARE TRANSACTIONS:
Payments for shares redeemed in connection with tender offer (Note 3)	(29,605,271)	(67,501,959)
Total Capital Share Transactions	(29,605,271)	(67,501,959)

Net Increase/Decrease in Net Assets	15,223,792	(31,804,309)

NET ASSETS:
Beginning of period	$296,189,261	$327,993,570
End of period*	$311,413,053	$296,189,261
*Includes Accumulated Net Investment Income of:	$6,910,438	$3,333,792

See Notes to Financial Statements.

15

Statement of Cash Flows

FOR THE YEAR ENDED NOVEMBER 30, 2013

(Expressed in U.S. Dollars)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$61,675,113
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(285,586,119)
Proceeds from disposition of investment securities	308,074,645
Net realized gain from investment securities and foreign currency transactions	(35,341,727)
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	(12,781,543)
Decrease in dividends receivable	173,892
Increase in tax reclaim receivable	(232,733)
Increase in securities lending interest receivable	(104,804)
Decrease in other assets	123
Increase in accrued interest on loan payable	6,793
Decrease in accrued investment advisory expense	(79,768)
Increase in accrued administration expense	90
Decrease in accrued legal expense	(102,714)
Decrease in accrued directors expense	(3,703)
Decrease in other payables and accrued expenses	(340,421)
Net Cash Provided by Operating Activities	35,357,124

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank borrowing	13,365,281
Cash distributions paid	(16,846,050)
Payout for shares redeemed via tender offer	(29,605,271)
Net Cash Used in Financing Activities	(33,086,040)

Effect of exchange rates on cash	(1,574,411)
Net increase in cash	696,673
Cash and foreign currency, beginning balance	$13,702,910
Cash and foreign currency, ending balance	$14,399,583

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest on bank borrowing:	$1,144,360

See Notes to Financial Statements.

16

Intentionally Left Blank

Financial Highlights

FOR THE YEARS ENDED NOVEMBER 30

(Expressed in U.S. Dollars)

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period
Income from investment operations:
Net investment income
Net realized and unrealized gain/loss on investments
Total from Investment Operations

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income
Net realized gains on investments
Total Distributions

CAPITAL SHARE TRANSACTIONS:
Accretive effect of tender offers
Net asset value - end of period
Market Price - end of period

Total Investment Return - Net Asset Value(3)
Total Investment Return - Market Price(3)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, at end of period (000s)
Ratios to average net assets attributable to common shareholders:
Expenses(4)
Expenses excluding interest expense
Net investment income
Portfolio turnover rate
BORROWINGS AT END OF PERIOD:
Aggregate Amount Outstanding (000s)
Asset Coverage Ratio to Total Assets(8)

(1)

Includes accretive effect of tender offer of $0.21. As shares of common stock were tendered at a price less than NAV (92%), there is an accretive impact to shares remaining in the Fund. Also see Note 3.

(2)	Includes accretive effect of tender offer of $0.26. As shares of common stock were tendered at a price less than NAV (95%), there is an accretive impact to shares remaining in the Fund.
(3)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns exclude brokerage commissions on buying and selling of MGU shares, but do include commissions on buying and selling the underlying portfolio securities. Past performance is not a guarantee of future results.

(4)

For the years ended November 30, 2013, November 30, 2012, November 30, 2011, November 30, 2010 and November 30, 2009, the annualized ratios to Total Assets were 1.56%, 2.08%, 1.68%, 1.72% and 2.00%, respectively. The Prospectus for the Fund defines Total Assets as Total Net Assets plus leverage.

(5)	Excludes reimbursement from Adviser. The expense ratio, had the reimbursement been included, would have been 2.11%. (See Note 5)
(6)	Excludes reimbursement from Adviser. The expense ratio, had the reimbursement been included, would have been 1.73%. (See Note 5)
(7)	Excludes reimbursement from Adviser. The net investment income ratio, had the reimbursement been included, would have been 4.44%. (See Note 5)
(8)	Asset coverage ratios are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 6 Under Notes to Financial Statements)
(9)	Certain line items from 2012 have been reclassified to conform to the 2013 presentation.

See Notes to Financial Statements.

18

2013		2012(9)		2011	2010	2009

$21.38		$18.94		$19.31	$18.38	$14.31

1.59		0.97		0.76	0.54	0.69
3.08		2.17		(0.41)	1.43	4.11
4.67		3.14		0.35	1.97	4.80

(1.28)		(0.96)		(0.72)	(1.04)	(0.73)
–		–		–	–	–
(1.28)		(0.96)		(0.72)	(1.04)	(0.73)

0.21	(1)	0.26	(2)	–	–	–
$24.98		$21.38		$18.94	$19.31	$18.38
$21.95		$18.85		$16.16	$16.44	$14.99

24.25%		18.89%		2.24%	12.05%	36.18%
23.84%		22.85%		2.46%	16.98%	56.12%

$311,413		$296,189		$327,994	$334,371	$318,299

2.22%	(5)	2.40%		2.11%	2.19%	2.63%
1.85%	(6)	1.98%		1.61%	1.69%	1.76%
4.33%	(7)	4.19%		3.96%	2.89%	4.56%
70%		71%		53%	85%	71%

$122,176		$108,811		$109,682	$83,692	$82,000
355%		372%		399%	500%	488%

19

Notes to Financial Statements

NOVEMBER 30, 2013

1. Organization and Significant Accounting Policies

MGU is a non-diversified, closed-end investment management company registered under the Investment Company Act of 1940 (the “1940 Act”) and organized under the laws of the State of Maryland. The Fund’s investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income and capital appreciation.

The Fund’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the ticker “MGU”.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

The following summarizes the significant accounting policies of the Fund.

Cash and Cash Equivalents: Cash equivalents are funds (proceeds) temporarily invested in original maturities of ninety days or less.

Restricted Cash: As of November 30, 2013, the Fund did not classify any funds (proceeds) as restricted.

Portfolio Valuation: The net asset value (“NAV”) of the Fund’s shares of common stock will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities (subject to the fair value policies described below).

Readily marketable portfolio securities listed on any U.S. exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined, or if no sale price, at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ official closing price as determined by NASDAQ. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. U.S. equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices.

20

Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third party pricing service. The official non-U.S. security price is determined using the last sale price at the official close of the security’s respective non-U.S. market, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to the procedures adopted by the Fund’s Board of Directors. Although there are observable inputs assigned on security level, prices are derived from factors using Interactive Data Corporation’s (“IDC”) Fair Value Information Service (“FVIS”) model. For this reason, significant events will cause movements between Level 1 and Level 2 (see detailed description of inputs and levels on the next page). Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar as provided by a pricing service. When price quotes are not available, fair market value may be based on prices of comparable securities in accordance with the Fund’s valuation policy.

Forward currency exchange contracts are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Non-U.S. traded forward currency contracts are valued using the same method as the U.S. traded contracts. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets & Liabilities, as applicable. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of the currencies changes unfavorably to the U.S. Dollar.

In the event that the pricing service cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, especially with unlisted securities or instruments, fair value is determined by the Valuation Committee which shall be composed of at least five voting members designated by the Fund or MCIM, each of whom are officers of the Fund or representatives of MCIM. A quorum of the Valuation Committee will consist of a minimum of three voting members, provided that the members present include at least one of the following: the Fund’s President or Chief Financial Officer/Treasurer, or a Portfolio Manager of the Fund. In fair valuing the Fund’s investments, the Valuation Committee will consider the Securities and Exchange Commission (the “SEC”) pronouncements on valuations, including Accounting Series Release No. 118, to the extent relevant.

21

Notes to Financial Statements

NOVEMBER 30, 2013

A variety of factors may be considered when determining the fair value of such securities, including, but not limited to the following:

—	the type of security
—	the size of the holding
—	the cost of the holding
—	the financial statements of the issuer
—	the fundamental business data relating to the issuer
—	an evaluation of the forces that influence the market in which the securities are purchased or sold
—	transactions in comparable securities
—	price quotes from dealers and/or pricing services
—	information obtained from contacting the issuer, analysts or appropriate stock exchange
—	the existence of merger proposals or tender offers that might affect the value of the security

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing Management’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

22

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of each reporting period. There were no transfers during the period.

Changes in valuation techniques may result in transfers between the levels during the reporting period.

The Fund recognizes transfers between the levels as of the end of each reporting period. In accordance with procedures established by, and under the general supervision of the Fund’s Board of Directors, certain equity securities listed or traded on foreign security exchanges in the Fund’s portfolio may include a fair valuation adjustment factor applied to their equity prices as of the end of the period and may be categorized as Level 2. Application of fair valuation adjustment factors was not deemed necessary at the end of the current fiscal year and as such, equity securities listed or traded on foreign security exchanges were categorized as Level 1.

There were no Level 3 securities as of November 30, 2013. Thus, a reconciliation of assets in which significant unobservable inputs were used (Level 3) is not applicable for the Fund.

The following is a summary of the inputs used as of November 30, 2013 in valuing the Fund’s investments carried at value:

Investments in	Valuation Inputs
Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$397,213,122	$ –	$ –	$397,213,122
Master Limited Partnerships	24,330,544	–	–	24,330,544
Total	$421,543,666	$ –	$ –	$421,543,666

*	For detailed country descriptions, see accompanying Schedule of Investments.

Foreign Currency Translation:

The accounting records of the Fund are maintained in U.S. Dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. Dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or

23

Notes to Financial Statements

NOVEMBER 30, 2013

losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

The Fund has elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

Distributions to Shareholders: The Fund intends to distribute to holders of its common shares quarterly distributions of all or a portion of its net income and/ or realized gains after payment of interest in connection with any leverage used by the Fund. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions are determined on the basis of identified cost for both financial reporting and income tax purposes.

2. Income Taxes and Tax Basis Information

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RICs”) and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended November 30, 2013, the Fund did not have a liability for any unrecognized tax benefits in the

24

accompanying financial statements. The Income Tax Statement requires management of the Fund to analyze all open tax years, fiscal years 2007-2013 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Classification of Distributions: Net investment income/loss and net realized gain/loss may differ for financial statements and tax purposes. The tax character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the years ended November 30, 2013 and 2012, respectively were as follows:

Distributions paid from:
	2013	2012
Ordinary income	$16,846,050	$16,624,391
Total	$16,846,050	$16,624,391

Tax components of distributable earnings are determined In accordance with income tax regulations which may differ from composition of net assets reported under GAAP. Accordingly, for the year ended Novemeber 30, 2013, the effects of certain differences were reclassified. The Fund increased its accumulated net investment income by $6,870,853, decreased paid in capital by $46,482, and decreased accumulated net realized loss by $6,824,371. These differences were primarily due to the differing tax treatment of foreign currency, investments in partnerships, and investments in Passive Foreign Investment Companies (“PFICs”). Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At November 30, 2013, the Fund had available for tax purposes unused capital loss carryover of $15,329,050, expiring November 30, 2017. During the year ended November 30, 2013, the Fund utilized $26,958,571 of capital loss carryover.

As of November 30, 2013, the components of distributable earnings on a tax basis were as follows:

Ordinary income	$6,910,438
Accumulated capital loss	(15,329,050)
Unrealized appreciation	1,351,889
Total	$(7,066,723)

25

Notes to Financial Statements

NOVEMBER 30, 2013

As of November 30, 2013, net unrealized appreciation/depreciation of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$41,996,687
Gross depreciation on investments (excess of tax cost over value)	(39,998,452)
Gross depreciation of foreign currency	(646,346)
Net unrealized appreciation	$1,351,889
Total cost for federal income tax purposes	$419,545,431

The differences between book and tax net unrealized appreciation and cost were primarily due to the differing tax treatment of master limited partnerships, wash sale deferrals and PFICs. The timing differences are due to the partially estimated application of the passive activity loss rules related to the Fund’s investments in master limited partnerships.

3. Capital Transactions

	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012
	Shares	Shares
Common shares outstanding - beginning of period	13,853,659	17,317,074
Tender offer shares redeemed	(1,385,366)	(3,463,415)
Common shares outstanding - end of period	12,468,293	13,853,659

On March 6, 2013, the Fund commenced a tender offer to purchase for cash up to 1,385,366 (representing approximately 10%) of its issued and outstanding shares of common stock, par value $0.001 per share, at a price equal to 92% of the NAV per share, determined as of the business day immediately following the day the tender offer was to expire. The tender offer subsequently expired on April 3, 2013 and as a result, the Fund redeemed 1,385,366 shares of common stock, at a price equal to $21.37 per share, which represented 92% of the Fund’s NAV per share as of the close of regular trading session of the NYSE on April 4, 2013. The tender offer was oversubscribed and all shares were subject to pro-ration (at a rate of approximately 47.1% in accordance with the terms of the tender offer).

4. Portfolio Securities

Purchases and sales of investment securities, other than short-term securities for the year ended November 30, 2013, aggregated $286,705,932 and $309,306,893, respectively.

26

5. Investment Advisory and Management Agreement, Affiliated Transactions and Administration Agreements

On July 16, 2013 the Board of Directors approved the renewal of the Investment Advisory and Management Agreement with MCIM (the “Advisory Agreement”), pursuant to which MCIM serves as the Fund’s investment manager and is responsible for determining the Fund’s overall investment strategy and implementation through day-to-day portfolio management, subject to the general supervision of the Fund’s Board of Directors. MCIM is also responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services. As compensation for its services to the Fund, MCIM receives an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets (as defined below) up to and including $300 million, 0.90% of the Fund’s Total Assets over $300 million up to and including $500 million, and 0.65% of the Fund’s Total Assets over $500 million. Total Assets of the Fund, for the purpose of this calculation, include the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage.

In June 2013, MCIM reimbursed the Fund for certain expenses related to the 2012 proxy. The reimbursement totaled $356,130 and is shown on the Statement of Operations as reimbursement from Adviser.

The Fund placed a portion of its portfolio transactions with a brokerage firm which is an affiliate of MCIM. The commissions paid to the affiliated firm totaled $6,797 for the year ended November 30, 2013.

ALPS Fund Services, Inc. (“ALPS”) is the Fund’s Administrator and Fund Accountant in accordance with certain fee arrangements. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly (in arrears). Fees paid to ALPS are calculated based on average daily net assets of the Fund. ALPS receives the greater of the following: an annual minimum of $400,000, or an annualized fee of 0.06% on assets up to $1 billion and an annualized fee of 0.04% on assets above $1 billion.

Computershare Trust Company, N.A. (“Computershare”) serves as the Fund’s Transfer Agent, dividend-paying agent, and registrar. As compensation for Computershare’s services, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

6. Leverage

On October 13, 2009, the Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage International, Ltd. (the “BNP Paribas Facility” or “Agreement”), which provides a credit facility to be used as leverage for the Fund. Under the 1940 Act, the Fund, after any such borrowings, must have “asset coverage” of at least 300% (33 1/3% of the Fund’s

27

Notes to Financial Statements

NOVEMBER 30, 2013

Total Assets after borrowings). At November 30, 2013, the Fund maintained an asset coverage of 355%. As of November 30, 2013, the Fund had $95,000,000 and €20,000,000 in leverage outstanding under the BNP Paribas Facility. The BNP Paribas Facility provides for secured, committed lines of credit for the Fund where selected Fund assets are pledged against advances made to the Fund.

As of November 30, 2013, the market value of the securities pledged as collateral for the BNP Paribas Facility totaled $269,267,876.

The Agreement was amended on March 15, 2012. The amendment included the reduction in interest rates payable on outstanding amounts from 100 bps to 70 bps per annum above 3-month LIBOR for the U.S. Dollar line and from 100 bps to 70 bps above the 3-month EURIBOR for the Euro line. The Maximum Commitment Financing (“MCF”) on the Agreement is $100,000,000 and €20,000,000. The Fund may reduce the MCF by a total aggregate amount of up to $25,000,000 upon one business day’s prior notice (no more than one time per calendar month). Upon one business day’s notice, the Fund may also increase the previously reduced U.S. Dollar and Euro MCF up to $100,000,000 and €20,000,000. The Fund will pay a commitment fee of 50 bps on the undrawn MCF.

As of November 30, 2013, the accrued interest on the outstanding borrowing by the Fund was $12,718. The daily average amounts outstanding under the BNP Paribas Facility were $91,964,932, with an average rate on the borrowing of 0.97% for the U.S. Dollar line for the year ended November 30, 2013, and €20,000,000, with the average rate on borrowing of 0.91% for the Euro line for the year ended November 30, 2013. The unused amounts under the BNP Paribas Facility were $5,000,000 for the U.S. Dollar, and €0 for the Euro, at November 30, 2013. The loan payable is carried at cost, and adjusted for foreign currency translation daily on the Euro line.

7. Lending of Portfolio Securities

The Fund from time to time may lend portfolio securities to broker-dealers and banks. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the U.S. securities, and at least 105% of the fair value of the non-U.S. securities loaned plus accrued interest, if any. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on

28

demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, which could result in losses to the Fund. The Fund receives cash collateral that is invested in the Invesco Short-Term Investment Trust. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. The Fund bears the risk of any income or gains and losses from investing and reinvesting cash pledged as collateral. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. As of November 30, 2013, the Fund did not have any securities on loan.

8. Soft Dollar Arrangement

MCIM maintains commission sharing arrangements with various executing brokers in which a portion of total commissions paid by the Fund is allocated to a pool of “credits” maintained by a broker.

These credits may be used to pay for a portion of MCIM’s permitted investment research services.

9. Compensation of Directors

The non-interested Directors of the Fund receive a quarterly retainer of $8,750 and the Chairman of the Board of Directors receives a quarterly retainer of $10,938. Non-interested Directors and the Chairman also receive an additional $2,500 for each meeting attended, and $1,500 for each telephonic meeting. Additional out-of-pocket expenses may be paid as incurred.

10. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

11. Subsequent Events

Distributions: On December 6, 2013, the Fund announced a Board-approved regular quarterly distribution of $0.35 per common share. The distribution was paid on December 31, 2013 to shareholders of record on December 23, 2013.

Leverage: On December 10, 2013, the BNP Paribas Facility was amended to increase the Maximum Commitment Financing from €20,000,000 to €30,000,000.

29

Notes to Financial Statements

NOVEMBER 30, 2013

The US Dollar portion remains at $100,000,000.

12. New Accounting Pronouncements

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. This update gives additional clarification to the FASB’s ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The amendments in these ASUs require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASUs are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Adviser is currently evaluating the impact the adoption of these ASUs may have on the Fund’s financial statement disclosures.

In June 2013, the Financial Accounting Standards Board (the“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

30

Report of Independent Registered Public Accounting Firm

NOVEMBER 30, 2013

To the Board of Directors and Shareholders of Macquarie Global Infrastructure Total Return Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of the Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”) at November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

January 14, 2014

31

Additional Information

NOVEMBER 30, 2013 (unaudited)

Dividend Reinvestment Plan

Unless a stockholder of MGU (“Stockholder”) elects to receive cash distributions, all dividends, including any capital gain dividends, on the Stockholder’s Common Shares will be automatically reinvested by the Plan Agent, Computershare, in additional Common Shares under the Dividend Reinvestment Plan. If a Stockholder elects to receive cash distributions, the Stockholder will receive all distributions in cash paid by check mailed directly to the Stockholder by Computershare, as dividend paying agent.

If a Stockholder decides to participate in the Plan, the number of Common Shares the Stockholder will receive will be determined as follows:

•	If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
•	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

A Stockholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Stockholder withdraws or the Plan is terminated, the Stockholder will receive a certificate for each whole share in its account under the Plan and the Stockholder will receive a cash payment for any fraction of a share in its account. If the Stockholder wishes, the Plan Agent will sell the Stockholder’s shares and send the proceeds, minus brokerage commissions, if any, to the Stockholder.

The Plan Agent maintains all Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information a Stockholder may need for tax records. Common Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies

32

returned to the Fund. Any proxy a Stockholder receives will include all Common Shares received under the Plan.

There is no brokerage charge for reinvestment of a Stockholder’s dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that a Stockholder does not have to pay income taxes due upon receiving dividends and distributions.

If a Stockholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Stockholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Stockholders should consult their financial adviser for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare, PO Box 30170, College Station, TX 77842-3170, 1-866-587-4518.

Board Approval of Investment Advisory and Management Agreement

The Directors, including all of the non-interested Directors, met on July 16, 2013 and considered the continuation of the Investment Advisory and Management Agreement with MCIM for a one-year term. In their consideration, the Directors took into account a memorandum from MCIM titled “Information in support of renewal of Investment Advisory Agreement” dated June 16, 2013 regarding the services rendered to the Fund by MCIM (the “Initial Presentation”), relevant information provided and discussed during the meeting, the experience of the principal portfolio managers, as well as the broader portfolio management team, the organizational structure and key personnel of MCIM’s securities business and MCIM’s financial statements and information relating to its profitability. The Directors also considered a memorandum titled “Directors’ Duties and Responsibilities in Connection with the Renewal of the Investment Advisory and Management Agreement” dated June 27, 2013 (the “Memorandum”) describing the legal duties of the Directors under the 1940 Act, which was reviewed with their independent counsel. The Directors also considered information prepared by Lipper, Inc. (“Lipper”) comparing the Fund’s fee rate for management services and expense and performance characteristics to those of other funds. In particular, the Directors considered the following:

33

Additional Information

NOVEMBER 30, 2013 (unaudited)

(a)	The nature, extent and quality of services provided by the Adviser. The Directors reviewed the services that MCIM provides to the Fund and considered its reputation as a manager of infrastructure assets. The Directors considered the information in the Memorandum specifically related to Macquarie’s position as a global market leading infrastructure manager, Macquarie’s global infrastructure network, the extent of MCIM’s team and its ability to leverage Macquarie’s global infrastructure capabilities, its strong portfolio construction and risk management process and the Fund’s performance in light of current economic conditions. Based on this information, the Directors concluded that the nature, extent and quality of services provided to the Fund by MCIM under the Advisory Agreement supported the Board’s re-approval of the Advisory Agreement.
(b)	Management fee, expense ratio and investment performance of the Fund, including a comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients. The Directors reviewed two sets of presentations prepared by Lipper that compared the Fund’s performance, management fees and expenses to other closed-end sector equity funds, including the other closed-end infrastructure fund sub-advised by MCIM. One set of funds was selected by
Lipper and the other set selected by MCIM based on disclosed criteria. The Directors reviewed the section of the Memorandum explaining the limitations of the Lipper data. The Directors concluded that the Fund’s fees appeared commensurate with the responsibilities undertaken by MCIM when carrying out the Fund’s complex investment process. The Directors concluded that the information presented supported the re-approval of the Advisory Agreement.
(c)

Cost of the services provided and profits realized by MCIM from the relationship with the Fund. The Directors considered the pro forma income statement relating to the cost of the services provided by MCIM and the profits realized by MCIM from its relationship with the Fund. It was noted that affiliates of MCIM did not derive any material direct or indirect economic benefits from MCIM’s relationship with the Fund, other than through commissions received by an affiliated broker/ dealer. On a quarterly basis, the Board is provided with the Rule 17e-1 transaction reports, including commissions paid with respect to those transactions. Rule 17e-1 transactions are those executed with an affiliated broker-dealer. Currently, the commissions paid for every trade is an agreed-upon five (5) basis points. After reviewing the pro forma financial information, the Directors concluded that the profitability of MCIM attributable to the Fund did not suggest that the investment advisory fee was

34

so disproportionately large that it could not have been the product of arms’ length bargaining.
(d)	The extent to which economies of scale are realized as the Fund grows and whether fee levels reflect such economies of scale. The Directors considered that economies of scale should be predicated on increasing assets and that, because the Fund is a closed-end fund without daily inflows and outflows of capital, together with the decline in the Fund’s assets, there were not at this time significant economies of scale to be realized by MCIM in managing the Fund’s assets.

Conclusion. No single factor was determinative to the decision of the Directors. In addition, the Directors’ consideration of the advisory fee arrangements had the benefit of a number of years of reviews during which lengthy discussions took place between the Directors and MCIM representatives. Certain aspects of the arrangements may have received greater scrutiny in some years than in others, and the Directors’ conclusions may be based, in part, on information considered in prior years or learned throughout the period of their service. Based on the foregoing and such other matters as were deemed relevant, all of the Directors, including the Independent Directors, concluded that the advisory fee is reasonable in relation to the services provided by MCIM to the Fund, as well as the costs incurred and benefits gained by MCIM in providing such services. As a result, all of the Directors, including the Independent Directors, approved the continuation of Advisory Agreement. It was noted that the Independent Directors were represented by independent counsel who assisted them in their deliberations.

Fund Proxy Voting Policies & Procedures

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

35

Additional Information

NOVEMBER 30, 2013 (unaudited)

Designation Requirements

The Fund designates the following for federal income tax purposes for the year ended November 30, 2013.

Foreign Taxes Paid	$729,208
Foreign Source Income	$6,995,457

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2012, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	17.06%
Qualified Dividend Income	84.54%

Notice

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

36

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Directors & Officers

NOVEMBER 30, 2013 (unaudited)

Certain biographical and other information relating to the Directors and Executive Officers of the Fund is set out below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager (“MCIM-Affiliate Advised Funds”), and other public company directorships.

Biographical Information of the Non-Interested Directors of the Fund

Name, Birth Year and Address(1) of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)
Gordon A. Baird* Birth Year: 1968	Class I Director	Since – July 2005
Thomas W. Hunersen* Birth Year: 1958	Class II Director	Since – July 2005
Chris LaVictoire Mahai* Birth Year: 1955	Class III Director	Since – July 2005

Biographical Information of the Interested Directors of the Fund

Name, Birth Year and Address(1) of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)
Brad Frishberg Birth Year: 1967	Class III Director	Since – January 2011

(1)	Each Director may be contacted by writing to the Director, c/o Macquarie Global Infrastructure Total Return Fund, 1290 Broadway, Suite 1100, Denver, CO 80203.

(2)

Each Director’s term of office extends until the next stockholder meeting called for the purpose of electing Directors in the relevant class and until the election and qualification of a successor, or until such Director dies, resigns or is removed as provided in the governing documents of the Fund.

*	Member of the Audit Committee.

38

Principal Occupation(s) During Past Five Years	Number of MCIM-Affiliate Advised Funds Overseen	Other Public Company Directorships
Mr. Baird has been the Chief Executive Officer and on the Board of Directors of Independence Bancshares, Inc. since 2012. Previously, Mr. Baird had been an adviser to Thomas H. Lee Partners L.P., a Boston-based private equity firm. Prior to his involvement with Thomas H. Lee Partners L.P., from 2003 to 2011, Mr. Baird had been the Chief Executive Officer and Member of the Board of Directors of Paramax Capital Partners LLC, an asset management firm specializing exclusively in the financial services industry. Prior to this, Mr. Baird worked as a private equity analyst in the investment management group at State Street Bank and Trust Company and the ABS securitization group at State Street Capital Corporation. Additionally, Mr. Baird is a member of the New York Securities Analyst Society and the Association for Investment Management and Research and is a Chartered Financial Analyst.	1	1

Mr. Hunersen is former Group Executive – Corporate & Institutional Recovery at Irish Bank Resolution Corporation, Dublin, Republic of Ireland, 2013, Head of Strategy Projects – North America – Bank of Ireland, Greenwich, Connecticut, 2004; Chief Executive Officer, Slingshot Game Technology Inc., Natick, Massachusetts, 2001 – 2003; and EVP and Global Head of Energy & Utilities, National Australia Bank Limited, Melbourne, London and New York, 1987 – 2001.	1	None
Ms. Mahai has been Owner/Managing Member/Partner of Aveus, LLC (general management consulting) since 1999.	1	None

Principal Occupation(s) During Past Five Years	Number of MCIM-Affiliate Advised Funds Overseen	Other Public Directorships
Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Funds Group since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of JP Morgan Asset Management from 2000 – 2008.	1	None

39

Directors & Officers

NOVEMBER 30, 2013 (unaudited)

Biographical Information of the Executive Officers of the Fund

Name, Birth Year and Address of Officer	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)
Brad Frishberg Birth Year: 1967 125 West 55th Street New York, NY 10019	Chief Executive Officer and President	Since – May 31, 2010

James Blake Birth Year: 1963 125 West 55th Street New York, NY 10019	Chief Compliance Officer	Since – February 14, 2011

John H. Kim Birth Year: 1971 125 West 55th Street New York, NY 10019	Chief Legal Officer and Secretary	Since – February 1, 2011

Meredith Meyer Birth Year: 1973 125 West 55th Street New York, NY 10019	Chief Financial Officer and Treasurer	Since – February 1, 2011

(1)	Each officer serves an indefinite term.

40

Principal Occupation(s) During Past Five Years

Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Funds Group since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of JP Morgan Asset Management from 2000 – 2008.

Mr. Blake is an Associate Director for Macquarie Bank Limited (February 2011 – present); previously, he was a Senior Compliance Officer for Delaware Management Business Trust, a subsidiary of Macquarie Group Limited (August 2001 – January 2011).

Mr. Kim is Managing Director and U.S. General Counsel of Macquarie Funds Group (June 2009 – present); previously, he was Head of U.S. Alternatives Legal within the Asset Management Division of Deutsche Bank AG (April 2001 – June 2009).

Ms. Meyer is an Associate Director and Chief Operating Officer of MCIM (2009 – present). She has been with Macquarie Funds Group since 2007. Previously, she was Vice President at Marsh & McLennan Companies from 2003 to 2006.

41

Privacy Practices Notice

NOVEMBER 30, 2013 (unaudited)

Information, confidential and proprietary, plays an important role in the success of our business. We recognize that you have entrusted us with your personal and financial data and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us and we hold ourselves to the highest standards in its safekeeping and use. We do not sell your personal information to third parties. This notice describes our current privacy practices. While your relationship with us continues, we will update and send our Privacy Practices Notice as required by law.

We want you to know how we collect personal information from you and how we use that information. The type of data we collect may include your name, address, social security number, age, tax information, transaction history, account balance and other personal information from your account application or the ownership records of the Fund. In servicing your account, we provide your personal information to our affiliates (including those who are involved in the operation, administration or management of, or the sale of interests in, the Fund) and non-affiliated service providers, only as permitted by law. For example, we may share such information in connection with the administration and operations of the Fund, including disclosure to attorneys, accountants, auditors, administrators, or companies that assist us. As emphasized above, we do not provide investor or former investor information including names, addresses, or investor lists to outside companies except in furtherance of our business relationship with you, as authorized by you, or as otherwise permitted by law.

Within the Fund and its affiliates, access to investors’ non-public personal information is restricted to employees who need to access that information to provide products or services to clients and investors. We maintain physical, electronic, and procedural safeguards that comply with federal standards. Employees who have access to your personal information are required to keep it strictly confidential. We provide training to our employees about the importance of protecting the privacy of your information. Our clients’ and investors’ right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media.

We consider privacy a fundamental right of clients and investors and take seriously our responsibility to protect client and investor information. We will adhere to the policies and procedures described above for both current and former clients and investors.

You do not need to take any action because of this notice.

This page is not part of the annual report.

42

Intentionally Left Blank

Intentionally Left Blank

1-800-910-1434

Macquarie Global Infrastructure
Total Return Fund Inc.
125 West 55th Street
New York, NY 10019

macquarie@alpsinc.com

www.macquarie.com/mgu

Item 2.	Code of Ethics.

(a)

The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

	(b)	Not applicable.

	(c)	During the period covered by the report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

	(d)	During the period covered by the report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

	(e)	Not applicable.

	(f)	The Registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Directors has determined that each of the independent directors is an “audit committee financial expert.” Each of Gordon A. Baird, Chris LaVictoire Mahai and Thomas W. Hunersen is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate fees billed for each of the last two fiscal years ended November 30, 2013 and 2012 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $85,700 and $82,800, respectively.

(b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years ended November 30, 2013 and 2012 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $5,540 and $3,000, respectively. These fees are for out-of-pocket expenses related to travelling to complete the Registrant’s audit and additional board meeting attendance.

(c) Tax Fees: The aggregate fees billed in each of the last two fiscal years ended November 30, 2013 and 2012 for professional services rendered by the principal accountant for tax compliance,

tax advice and tax planning which includes the filing of federal and excise tax returns and preparation of state tax returns, were $51,540 and $64,730, respectively.

(d) All Other Fees: The aggregate fees billed in each of the last two fiscal years ended November 30, 2013 and 2012 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2) No services described in paragraphs (b) through (d) of this Item were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal years ended November 30, 2013 and 2012 were $0 and $0, respectively. Services were billed to and provided to an entity under common control with the investment adviser and were for general tax compliance, advisory services and due diligence reviews.

(h) The Registrant’s audit committee received annual reports from the Registrant’s independent registered public accounting firm disclosing services provided to the investment adviser’s affiliates throughout the world and have confirmed their independence for both fiscal years ended November 30, 2013 and 2012.

Item 5.	Audit Committee of Listed Registrants.

(a) The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and is comprised of the following members: Gordon A. Baird, Chris LaVictoire Mahai and Thomas W. Hunersen.

(b) Not applicable.

Item 6.	Investments.

(a) The Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The following is a copy of the Registrant’s policies and procedures:

Registrant’s (MGU) Proxy Voting Procedures

Macquarie Capital Investment Manager LLC (“MCIM”) is the adviser of MGU and is responsible for voting proxies on its behalf. MCIM has adopted the following policies and procedures designed to ensure that all such votes are in the best interest of MGU.

a) MCIM’s policy is to vote on all proxies for securities held by MGU consistently and in the best interest of MGU and its shareholders, considered as a group rather than individually, unless it determines that abstaining from the vote would be in the best interest of MGU. For this purpose, “best interest” means in the best economic interest of MGU and its shareholders, as investors (hereafter, collectively, “MGU”), without regard to any self-interest which MCIM, its management or affiliates might have in a particular voting matter or any interest which MGU shareholders may have other than their economic interest, in common, as MGU investors.

b) MCIM has engaged the services of Institutional Shareholder Services to make recommendations to MCIM with respect to voting proxies related to securities held by MGU. Institutional Shareholder Services’ recommendations will be based on Institutional Shareholder Services’ pre-established voting guidelines.

c) MCIM will review each Institutional Shareholder Services recommendation and will generally vote in accordance with such recommendation unless it determines that the recommendation is not in the best interest of MGU.

d) In the event that MCIM determines that it is not in the best interest of MGU to vote, or to vote in accordance with an Institutional Shareholder Services recommendation, regarding a particular voting matter, MCIM will document its reasons for such determinations.

e) In the event that MCIM manages the assets of a company or its pension plan and the Fund holds securities issued by that company, MCIM will vote proxies relating to that company’s securities in accordance with Institutional Shareholder Services’ recommendations to avoid any actual or apparent conflict of interest in the matter.

f) In the event, apart from the situation described in e) immediately above, that MCIM determines it has an actual, potential or apparent conflict of interest regarding a particular voting matter, it will generally follow the Institutional Shareholder Services recommendation to ensure that such conflict is avoided. Should MCIM determine that a vote according to Institutional Shareholder Services’ recommendation regarding such a matter would not be in the best interest of MGU, MCIM will promptly escalate the matter so that voting instructions may be obtained from the MGU Board of Directors upon the advice, if sought, of legal counsel or other advisers to the Fund and/or its independent directors.

g) MCIM will follow any specific voting procedures adopted by MGU, unless it determines that it is unable to do so. In the event that MCIM is unable, for any reason, to follow specific procedures adopted by MGU, it will document the reasons for its determination and promptly so notify the Board of Directors of MGU or their appointed delegate.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers:

Name	Title	Length of Service	Business Experience During the Past 5 Years
Jonathon Ong, CFA	Co-Portfolio Manager	Since November 2012	Mr. Ong joined the MFG Infrastructure Securities team in Sydney as a Portfolio Manager in January 2008. He has been a member of the team’s Investment Committee since then. He has 17 years of investment experience including 11 years as a Portfolio Manager. Prior to joining Macquarie, Mr. Ong held analyst and PM roles at Credit Suisse Asset Management (“CSAM”), where he worked for 8 years in Sydney and Tokyo. His portfolio management and analytical responsibilities were primarily focused on infrastructure and related stocks. Prior to CSAM, he spent 3 years as an Asia-Pacific telecom analyst for Bankers Trust, having started his career as a sell-side analyst in Hong Kong for Kim Eng Securities. Mr. Ong earned a Bachelor of Science degree from the University of Melbourne and a Bachelor of Business (Banking and Finance) from Monash University.
Brad Frishberg, CFA	Co-Portfolio Manager	Since November 2012	Mr. Frishberg is the head of Macquarie’s infrastructure securities investment business and serves as its Chief Investment Officer. He is also a co-portfolio manager for a number of portfolios. He has more than 20 years of asset management experience. Prior to joining Macquarie in 2009, Mr. Frishberg was managing director and US equity portfolio manager at J.P. Morgan Asset Management, where over a period of 13 years he was responsible for managing portfolios and businesses in London, Tokyo, and New York. He started his career at Aetna Asset Management as an international analyst and then as a portfolio manager for Japanese equity and fixed income. Mr. Frishberg earned his Bachelor’s degree in business economics from Brown University and his Master’s degree in economics from Trinity College.

(a)(2) Other Accounts Managed as of November 30, 2013:

Portfolio Manager’s Name	Number of Registered Investment Companies, Total Assets	Number of Other Pooled Investment Vehicles, Total Assets	Number of Other Accounts, Total Assets	Advisory Fee Based on Performance Number of Accounts and Total Assets
Jonathon Ong	1, $141.5M	3, $512.5M	4, $500.6M	0
Brad Frishberg	1, $12.5M	4, $231.6M	0, $0	0

Material Conflicts of Interest. Macquarie Capital Investment Management LLC (the “Adviser”) believes that Mr. Ong’s and Mr. Frishberg’s simultaneous management of the Registrant and other accounts may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and other accounts. To address these conflicts, the Adviser has adopted a Trade Allocation/Aggregation Policy that is designed to ensure fair and equitable allocation of investment opportunities among accounts over time and to ensure compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager.

(a)(3) Portfolio Manager Compensation as of November 30, 2013:

Compensation consists of three components:

1.	fixed remuneration in the form of a base salary;

2.	variable (at risk) pay in the form of an annual profit share allocation; and

3.	a long term incentive in the form of equity.

Fixed remuneration (base salary) and potential profit share allocation take into consideration the role of each individual and market conditions. Portfolio managers are evaluated based on various subjective and objective criteria, including the performance of the portfolios they manage. Their overall contribution to the investment process is also a contributing factor in determining fixed or variable compensation.

Aggregate profit share amounts and long term incentives will likely be impacted by the results of the listed infrastructure business as well as of the company as a whole. In order to assist in retaining its high performance employees and to align staff and shareholder interests Macquarie may retain a portion of allocated profit share which will be delivered as Macquarie equity awards. The equity units will generally vest in equal thirds after 2, 3 and 4 years.

Factors that may be assessed in determining individual performance may include the performance of funds managed against other comparable funds as well as against global listed infrastructure reference benchmarks over a one and three year period. Additional performance factors may include capital usage, risk management, governance and compliance, people leadership and adherence to Macquarie’s goals and values. From time-to-time the compensation arrangements set out above (including the percentage of any profit share allocation which may be withheld and retained in equity) may be varied at Macquarie’s discretion in relation to specific groups or individuals.

(a)(4) Dollar Range of Securities Owned by Portfolio Managers as of November 30, 2013:

Portfolio Manager	Dollar Range of Equity Securities in Registrant[1]
Jonathon Ong	None
Brad Frishberg	$10,001-$50,000

1“Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	Total Number of Shares (Or Units) Purchased	Average price Paid per Share (or Unit)(1)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Program
Dec. 1 – Dec. 31, 2012	0	0	0	0
Jan. 1 – Jan., 31, 2013	0	0	0	0
Feb. 1 – Feb. 28, 2013	0	0	0	0
Mar. 1 – Mar. 31, 2013	0	0	0	0
Apr. 1 – Apr. 30, 2013	1,385,366	$21.37	1,385,366	0
May 1 – May 31, 2013	0	0	0	0
June 1 – June 30, 2013	0	0	0	0
July 1 – July 31, 2013	0	0	0	0
Aug. 1 – Aug. 31, 2013	0	0	0	0
Sept. 1 – Sept. 30, 2013	0	0	0	0
Oct. 1 – Oct. 31, 2013	0	0	0	0
Nov. 1 – Nov. 31, 2013	0	0	0	0

(1)

On March 6, 2013, the Registrant commenced a tender offer to purchase for cash up to 1,385,366 (representing approximately 10%) of its issued and outstanding shares of common stock, par value $0.001 per share, at a price equal to 92% of the NAV per share, determined as of the business day immediately following the day the tender offer was to expire. The tender offer subsequently expired on April 3, 2013 and as a result, the Registrant redeemed 1,385,366 shares of common stock, at a price equal to $21.37 per share, which represented 92% of the Registrant’s NAV per share as of the close of regular trading session of the NYSE on April 4, 2013.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant’s Bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to the notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who was a stockholder of record both at the time of giving notice by the stockholders as provided in the Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business, and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made at a special meeting of stockholders at which directors are to be elected only (1) by or at the direction of the Board of Directors or (2) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record both at the time of giving notice and at the time of the special meeting, who is entitled to vote at the meeting in the election of each person so nominated, and who has complied with the advance notice provisions of the Bylaws.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of the filing date of the report and have concluded that the Registrant’s disclosure controls and procedures were effective as of that date.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)

The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit 12.A.1 to the Registrant’s Form N-CSR for its fiscal year ended November 30, 2009, filed electronically with the Securities and Exchange Commission on February 8, 2010.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)

The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Macquarie Global Infrastructure Total Return Fund Inc.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer (Principal Executive Officer)

Date:	February 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer (Principal Executive Officer)

Date:	February 5, 2014

By:	/s/ Meredith Meyer
Meredith Meyer
Chief Financial Officer (Principal Financial Officer)

Date:	February 5, 2014